                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 20, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

              MICHIGAN                       1-16577            38-3150651
    (State or other jurisdiction of     (Commission File     (I.R.S. Employer
           incorporation)                    Number)         Identification No.)

 5151 CORPORATE DRIVE, TROY, MICHIGAN                              48098
(Address of principal executive offices)                         (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2005, Flagstar Bancorp, Inc. (the "Company") announced in a press release that Flagstar Bank, fsb, a wholly owned subsidiary (the "Bank"), entered into a consulting agreement with Michael W. Carrie on June 21, 2005.

Pursuant to the agreement, Mr. Carrie will provide consulting services to the Bank until March 31, 2006. The consulting agreement provides for a monthly fee of $60,000 and reimbursement of reasonable out-of-pocket costs and expenses incurred by Mr. Carrie in the performance of consulting services under the agreement. The consulting agreement also contains a non-disclosure provision, which provides that Mr. Carrie may not, during the term of the consulting agreement, make use of or disclose any confidential information, subject to customary limitations.

The information set forth in Item 5.02(b) below and the agreement filed as
Exhibit 10.1 to this Form 8-K are incorporated in this Item 1.01 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)      Not applicable.

(b) Effective June 20, 2005, Mr. Carrie resigned as a member of the board of directors of the Company and the Bank. On June 22, 2005, the Company issued a press release announcing the resignation of Mr. Carrie as a director of the Company and the Bank. A copy of the related press release is attached as Exhibit 99.1 and is incorporated herein by reference.

(c) As previously disclosed in the Company's current reports on Form 8-K dated May 10, 2005 and April 27, 2005, Paul Borja Executive Vice President of the Company and the Bank, became the Chief Financial Officer effective June 21, 2005. Information required by this Item 5.02(c) and Item 1.01 was previously included in such current reports on Form 8-K.

(d) On June 21, 2005, the Board of Directors of the Company appointed Brian Tauber as a member of the Board of Directors of the Company and the Bank to fill the vacancies resulting from Mr. Carrie's resignation. Mr. Tauber was also selected to serve on the Audit Committee of both the Company and the Bank. The Board determined that Mr. Tauber qualifies as an additional "audit committee financial expert" as defined by the rules and regulations of theSecurities and Exchange Commission. In addition, the Board determined that Mr. Tauber is independent in accordance with applicable rules of the Securities and Exchange Commission and the New York Stock Exchange.

         Since 2001, Mr. Tauber has served as Chief Executive Officer and President of Carolina Precision Plastics, LLC, an injection molder and assembler located in Asheboro, North Carolina serving the lip balm, marker/pen and cosmetics industries. Since 2003, Mr. Tauber has served as President and Chief Executive Officer of C Enterprises, L.P., a custom cable assembly manufacturer located in Vista, California serving the data and telecom industries. Mr. Tauber is also a principal of BLT Ventures, LLC, which acquires majority interests in mid-market manufacturing companies. Mr. Tauber received his Masters in Business Administration and a law degree from the University of Michigan in 1992, and his undergraduate degree from the University of Pennsylvania in 1988.

         On June 22, 2005, the Company announced the addition of Mr. Tauber as a new director of the Company and the Bank. A copy of the related press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                (c) The following exhibits are being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------
10.1        Consulting Agreement between Flagstar Bank, fsb and Michael W. Carrie effective as of June 21, 2005.

99.1        Press Release dated June 22, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FLAGSTAR BANCORP, INC.

Dated: June 22, 2005                     By: /s/  Paul D. Borja
                                            ------------------------------------
                                            Paul D. Borja
                                            Executive Vice-President and Chief
                                            Financial Officer

                                 EXHIBIT INDEX


Exhibit No.           Exhibit Description
-----------           -------------------
10.1        Consulting Agreement between Flagstar Bank, fsb and Michael W. Carrie effective as of June 21, 2005.

99.1        Press Release dated June 22, 2005.